                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                 TOROTEL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                  TOROTEL, INC.
                             13402 SOUTH 71 HIGHWAY
                            GRANDVIEW, MISSOURI 64030



                                 August 16, 2002


Dear Shareholder:

         You are cordially invited to attend the annual meeting of the shareholders of Torotel, Inc., a Missouri corporation (the "Corporation"), to be held at 4:30 p.m. local time on Monday, September 16, 2002, at the Corporation's offices in Grandview, Missouri, to transact business as set forth in the formal notice that follows.

         YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the annual meeting, please sign and date the accompanying Proxy and return it promptly in the enclosed postage paid envelope. If you decide to attend the annual meeting, you may revoke your Proxy and vote your shares in person.

         As always, we appreciate your loyalty and support as a shareholder of the Corporation.


                                   Sincerely,


                                   /s/  Dale H. Sizemore, Jr.


                                   Dale H. Sizemore, Jr.
                                   Chairman and Chief Executive Officer

                                  TOROTEL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD MONDAY, SEPTEMBER 16, 2002



TO THE SHAREHOLDERS OF TOROTEL, INC.:

         NOTICE is hereby given that the annual meeting (the "Meeting") of the shareholders of Torotel, Inc., a Missouri corporation (the "Corporation"), will be held at 4:30 p.m. local time on Monday, September 16, 2002, at the Corporation's offices in Grandview, Missouri, for the following purposes:

                  1. To elect three members to serve on the Board of Directors of the Corporation until the next annual meeting of shareholders and until their successors have been duly elected and qualified, unless they shall sooner die, resign or be removed;

                  2. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

         Shareholders of record at the close of business on August 2, 2002, will be entitled to receive notice of and to vote at the Meeting. The accompanying Proxy is solicited by the Board of Directors. All of the above matters are more fully described in the accompanying Proxy Statement, into which this Notice is incorporated by reference.

         Shareholders are cordially invited to attend the Meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/  H. James Serrone


                                      H. James Serrone
                                      Secretary of Torotel, Inc.
                                      August 16, 2002

                                  TOROTEL, INC.
                             13402 SOUTH 71 HIGHWAY
                            GRANDVIEW, MISSOURI 64030

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD MONDAY, SEPTEMBER 16, 2002



                               GENERAL INFORMATION

SECURITY HOLDERS ENTITLED TO VOTE

         Holders of shares of common stock, par value $.01 per share (the "Common Stock"), of Torotel, Inc., a Missouri corporation (the "Corporation"), of record at the close of business on August 2, 2002 (the "Shareholders"), will be entitled to vote at the annual meeting of the Shareholders to be held at 4:30 p.m. local time on Monday, September 16, 2002, at the Corporation's principal executive offices in Grandview, Missouri, and at any subsequent time which may be necessary by the postponement or adjournment thereof (the "Meeting"). The Corporation's principal executive offices are located at 13402 South 71 Highway, Grandview, Missouri 64030, and its telephone number is (816) 761-6314.

         This Proxy Statement, together with the Notice of Annual Meeting, the enclosed Proxy, and the accompanying 2002 Annual Report to Shareholders, were initially distributed to the Shareholders on or about August 16, 2002.

         If the enclosed Proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with any specifications made therein. In the absence of instructions, the shares will be voted "FOR" the nominees to the Board of Directors of the Corporation (the "Directors," or the "Board of Directors") in the election of Directors, as more fully described in the section herein entitled "Proposal One".

QUORUM

         A majority of the outstanding shares of Common Stock entitled to be voted as of the Record Date (as defined herein) at the Meeting, represented in person or by Proxy, is necessary to constitute a quorum to transact business at the Meeting. If a quorum is present, the three nominees for Director receiving the greatest number of votes at the Meeting will be elected to the Board of Directors.

ABSTENTIONS AND BROKER NON-VOTES

         Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the Shareholders and have the same legal effect as a vote against a particular proposal. Broker non-votes are not counted for purposes of determining whether a proposal has been approved by the requisite Shareholder vote. The Shareholders will not have dissenters' rights of appraisal with respect to any of the actions to be taken at the Meeting.

REVOCABILITY OF PROXIES

Shareholders who execute Proxies retain the right to revoke them at any time before they are voted by notifying the Secretary of the Corporation in writing, by delivering a duly authorized Proxy bearing a later date, or by attending the Meeting and voting in person.

SOLICITATION

         The accompanying Proxy is being solicited by and on behalf of the Board of Directors. Solicitation will be by mail. Proxy cards and materials will be distributed to beneficial owners through brokers, custodians, nominees and similar parties. The Corporation estimates that the total amount to be spent in solicitation of the Proxies will be approximately $5,000. The entire cost of this solicitation, including the expenses of printing and mailing this proxy statement to the Shareholders, the accompanying Notice of Annual Meeting of Shareholders, proxy form, and Annual Report for fiscal year ended April 30, 2002, will be paid by the Corporation. In addition, the Corporation may reimburse brokerage firms and others for their expenses in forwarding solicitation materials regarding the Meeting to beneficial owners. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies from Shareholders by telephone, telegram, or personal interview. Such persons will receive no additional compensation for such services.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The securities entitled to be voted at the Meeting consist of shares of Common Stock of the Corporation. Each Shareholder is entitled one vote per each share of Common Stock, except in the election of directors where Shareholders have cumulative voting rights as described below under "Cumulative Voting." There were 5,111,590 shares of Common Stock issued and outstanding (exclusive of treasury shares) at the close of business on the record date of the Meeting.

         The close of business on August 2, 2002 has been fixed by the Board of Directors as the record date (the "Record Date") for determining the Shareholders who will be entitled to vote at the Meeting.

         The following persons beneficially own more than 5% of the outstanding Common Stock of Torotel, Inc.:

         NAME AND ADDRESS                             AMOUNT BENEFICIALLY                        PERCENT
         OF BENEFICIAL OWNER                                  OWNED                              OF CLASS
         -------------------                          -------------------                        --------
         Alexandra Z. Caloyeras                              835,304           (a)                 16.3%
         110 Sullivan Street
         Apt 4B
         New York, New York 10012

         Aliki S. Caloyeras                                  835,304           (b)                 16.3%
         266 West 11th Street
         Apt. 1RW
         New York, New York 10014

         Basil P. Caloyeras                                  835,303           (c)                 16.3%
         2041 West 139th Street
         Gardena, CA 90249

         Richard A. Sizemore                                 264,995           (d)                  5.2%
         Linda V. Sizemore
         8356 Hallet
         Lenexa, KS  66215

         Gregory M. Sizemore                                 253,978           (e)                  5.0%
         Julie Sizemore
         12735 Mohawk Circle
         Leawood, KS  66209

(a) Alexandra Z. Caloyeras' individual direct ownership is 769,667 shares. Ms. Caloyeras' indirect ownership includes 65,637 shares which is equivalent to 33% of the 198,900 shares owned by the Caloyeras Family Partnership L.P., a limited partnership in which Ms. Caloyeras is a limited partner. Alexandra Z. Caloyeras is the sister of Aliki S. Caloyeras and Basil P. Caloyeras.

(b) Aliki S. Caloyeras' individual direct ownership is 769,667 shares. Ms. Caloyeras' indirect ownersp includes 65,637 shares which is equivalent to 33% of the 198,900 shares owned by the Caloyeras Family Partnership L.P., a limited partnership in which Ms. Caloyeras is a limited partner. Aliki S. Caloyeras is the sister of Alexandra Z. Caloyeras and Basil P. Caloyeras.

(c) Basil P. Caloyeras' individual direct ownership is 769,666 shares. Ms. Caloyeras' indirect ownership includes 65,637 shares which is equivalent to 33% of the 198,900 shares owned by the Caloyeras Family Partnership L.P., a limited partnership in which Mr. Caloyeras is a limited partner. Basil P. Caloyeras is the brother of Alexandra Z. Caloyeras and Aliki S. Caloyeras.

(d) Richard A. Sizemore and Linda V. Sizemore are husband and wife. Mr. and Mrs. Sizemore's individual direct ownership is 140,226 and 15,666 shares, respectively. Mr. Sizemore's indirect ownership includes 58,976 shares which are owned by Mr. Sizemore as trustee for his children, and 50,127 shares which is equivalent to 25% of the 200,506 shares owned by Sizemore Enterprises, a General Partnership in which Mr. Sizemore is a general partner.

(e) Gregory M. Sizemore and Julie Sizemore are husband and wife. Mr. and Mrs. Sizemore's individual direct ownership is 137,654 and 15,666 shares, respectively. Mr. Sizemore's indirect ownership includes 50,532 shares which are owned by Mr. Sizemore as trustee for his children, 50,126 shares which is equivalent to 25% of the 200,506 shares owned by Sizemore Enterprises, a General Partnership in which Mr. Sizemore is a general partner.

                      INFORMATION REGARDING THE CORPORATION

ANNUAL REPORT

         This Proxy Statement is accompanied by the Annual Report to Shareholders for the fiscal year ended April 30, 2002 (the "Annual Report").


                                  PROPOSAL ONE
                   THE ELECTION OF THE BOARD OF THE DIRECTORS

DIRECTORS AND COMMITTEES

         The Board of Directors of the Corporation currently consists of three
(3) individuals, all of whom will be nominated at the Meeting for election as members of the Board of Directors, to serve until the next annual meeting of Shareholders, and until their successors have been elected and qualified, unless they should sooner die, resign or be removed. The Corporation's Articles of Incorporation authorize seven directors; however, there is no immediate plan to fill the vacancies. The three nominees to be elected at the Meeting are as follows: H. James Serrone, Dale H. Sizemore, Jr., and Richard A. Sizemore.

BIOGRAPHICAL INFORMATION

         Biographical summaries concerning the three nominees, the Corporation's executive officers and significant employees, and information with respect to the number of shares of Common Stock beneficially owned by each as of July 23, 2002, are shown below. The number of shares beneficially owned includes shares, if any, held in the name of the spouse, minor children, or other relatives of the individual living in his or her home, as well as shares, if any, held in the name of another person under an arrangement whereby the individual enjoys the right to vote such shares or to use of the income from such shares, or whereby the individual can vest or re-vest title in himself or herself immediately or at some future time. Dale H. Sizemore, Jr., both a Director and an officer, and Richard A. Sizemore, a Director, are brothers.


              BIOGRAPHICAL SUMMARIES OF                             SHARES OF COMMON STOCK
          NOMINEES, EXECUTIVE OFFICERS, AND                           BENEFICIALLY OWNED                  PERCENT
                SIGNIFICANT EMPLOYEES                                  AT JULY 23, 2002                   OF CLASS
-----------------------------------------------------            -----------------------------            --------
Dale H. Sizemore, Jr., age 50                                           229,130   (a)                       4.4%
Chairman of the Board, President and
Chief Executive Officer of the Corporation
13402 South 71 Highway
Grandview, MO  64030

Mr. Sizemore became a Director of the Corporation in 1984. He has served as Chairman and Chief Executive Officer since 1995 (except for a brief period in early 1999, when Mr. Peter Caloyeras served as CEO). Mr. Sizemore has served as President from 1995 to 1996, and since April 1999. He was self-employed from 1983 to 2001. In January
2002, Mr. Sizemore became an active member of Torotel's management team.

Richard A. Sizemore, age 42                                             264,995   (b)                       5.2%
Director of the Corporation
13402 South 71 Highway
Grandview, MO  64030

Mr.  Sizemore  became a Director  of the  Corporation  in 1995.  He has been  owner and  President  of  Interactive
Design,  Inc.,  located in Lenexa,  Kansas,  since 1987. He holds a B.S.  degree in electrical  engineering  and an
M.B.A. from the University of Kansas.

H. James Serrone, age 47                                                  6,916                             0.1%
Director, Vice President of Finance, Secretary
and Chief Financial Officer of the Corporation
13402 South 71 Highway
Grandview, MO  64030

Mr. Serrone became a Director of the  Corporation  in 1999. He joined Torotel in 1979,  became  Controller in 1982, and was named Vice  President in 1993.  Mr.  Serrone has served as Vice  President of Torotel  Products since 1992.
He has been General Manager of Torotel Products since 1996.

All Directors and Executive Officers
as a Group (3 persons)                                                  501,041                             9.8%

(a) Dale H. Sizemore, Jr.'s direct ownership is 130,964 shares. Mr. Sizemore's beneficial ownership includes 14,351 shares owned by Mr. Sizemore's spouse, 33,688 shares owned by Mr. Sizemore as trustee for his children, and 50,127 shares which is equivalent to 25% of the 200,506 shares owned by Sizemore Enterprises, a General Partnership in which Mr. Sizemore is a general partner.

(b) Richard A. Sizemore's beneficial ownership includes 50,127 shares which is equivalent to 25% of the 200,506 shares owned by Sizemore Enterprises, a General Partnership in which Mr. Sizemore is a general partner. See the text and footnotes regarding Mr. Sizemore's beneficial ownership discussed above in the section entitled "Voting Securities and Principal Holders Thereof."

None of the Directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of the Securities Act of 1933, or any company registered as an Investment Company under the Investment Company Act of 1940.

BOARD MEETINGS AND DIRECTOR COMPENSATION

         During the fiscal year ended April 30, 2002, the Board of Directors held a total of six (6) meetings. Each of the incumbent directors being nominated for re-election attended more than 75% of the Board of Directors meetings held while he was a Director. H. James Serrone is to be compensated at the rate of $100 per Board of Directors meeting attended. Dale H. Sizemore, Jr. and Richard A. Sizemore are to be compensated at the rate of $6,000 per fiscal year, plus $600 per Board of Directors meeting attended, and $400 per committee meeting attended. All directors' compensation has been deferred since October 1998.

COMMITTEES

         H. James Serrone and Dale H. Sizemore, Jr. are members of the Administrative Committee for the Employee Stock Purchase Plan (the "Plan Committee"). The Plan Committee receives its authority from the Employee Stock Purchase Plan (the "Plan") and from the Board of Directors. The Plan Committee administers and implements the Plan and determines the eligibility of employees to participate in the Plan. The Plan Committee does not meet on a regular basis but meets as required. The Plan Committee did not meet during the last fiscal year.

         Dale H. Sizemore, Jr. and Richard A. Sizemore are members of the Compensation Committee, the purpose of which is to determine the compensation of the executive officers of the Corporation. The Compensation Committee held a total of three (3) meetings during the last fiscal year.

         The Corporation does not have a nominating committee.

         None of the Directors meet the definition of independence as described in Rule 4200(a)(15) of the NASD's listing standards. As a result, the Corporation does not have an Audit Committee and has not adopted a written charter for an Audit Committee; however, in executing its fiduciary duties, the Board of Directors has assumed the responsibilities of the Audit Committee.

CUMULATIVE VOTING

There will be cumulative voting for the election of Directors. In cumulative voting, each share carries as many votes as there are vacancies to be filled and each Shareholder is permitted to distribute the votes for all of his or her shares among the nominees in any way he or she desires. Since three Directors are nominated, each Shareholder may cast that number of votes which is equal to the number of shares owned by him or her multiplied by three. If no choice is indicated on the enclosed Proxy, the persons named in the Proxy will cumulate the votes and distribute them among the nominees in their discretion. If a Shareholder desires to cumulate his or her votes for the Directors in a particular manner, he or she should indicate the number of votes to be cast on the Shareholder's behalf for each nominee immediately following that nominee's name on the Proxy. The Proxies cannot be voted for a greater number of persons than the number named herein. If any nominee should be unable to serve, the Proxy will be voted for such person as shall be designated by the Board of Directors of the Corporation to replace any such nominee. The Board of Directors presently has no knowledge that any of the nominees will be unable to serve. The three Directors receiving the largest number of votes will be elected.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation of the named executive officers for each of the Corporation's last three completed fiscal years.


---------------------------------------------------------------------------------------------------------------
                                                  ANNUAL                             LONG-TERM
                                              COMPENSATION                         COMPENSATION
---------------------------------------------------------------------------------------------------------------
NAME AND                                                                        OPTIONS          ALL OTHER
PRINCIPAL POSITION                 YEAR         SALARY           BONUS          AWARDED       COMPENSATION
-------------------------------- ----------- --------------- --------------- ------------- --------------------
Dale H. Sizemore, Jr.              2002      $   30,000      $   25,000           -0-       $    16,625
President and Chief Executive      2001      $      -0-      $      -0-           -0-       $        -0-
Officer                            2000      $      -0-      $      -0-           -0-       $        -0-
-------------------------------- ----------- --------------- --------------- ------------- --------------------


OPTION GRANTS

         There were no grants of stock options made to the named executive officer during the Corporation's last completed fiscal year.

 AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE

         There were no stock option exercises made during the last completed fiscal year and the executive officer identified above did not have any unexercised stock options as of April 30, 2002.


                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires executive officers and directors of the Corporation, and persons who beneficially own more than ten percent (10%) of the Corporation's Common Stock (collectively referred to herein as "Reporting Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "Commission"). Reporting Persons are required by Commission regulations to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely upon a review of copies of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation during its most recent fiscal year, the Corporation believes that except for H. James Serrone, all directors and officers are in compliance with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934. Mr. Serrone filed a delinquent Form 4 in March 2002 disclosing a stock option grant received in November 2001.


                   CERTAIN RELATIONSHIPS AND LEGAL PROCEEDINGS

INDEBTEDNESS TO SHAREHOLDERS

         On March 28, 2002, the Corporation entered into a $750,000 promissory note with the Caloyeras Family Partnership, whose members beneficially own and control 49% of the outstanding common shares of Torotel. Under the terms of the note, the outstanding balance bears interest at a rate of 7% per annum and requires quarterly interest only payments of $13,125 beginning June 28, 2002. The note has a maturity date of March 28, 2007, and is collateralized by the common stock owned by Torotel in Apex Innovations and Electronika. As of April 30, 2002, the outstanding principal balance was $750,000. Proceeds of the loan were used to acquire a 17% equity interest in Apex Innovations, Inc.

EMPLOYMENT AGREEMENTS

         Torotel has employment agreements with Dale H. Sizemore, Jr. in connection with his duties as chairman and chief executive officer, and H. James Serrone in connection with his duties as chief financial officer of Torotel, Inc. and general manager of Torotel Products, Inc. Both agreements were effective March 20, 2002, and expire on March 19, 2005, unless the parties mutually agree to extend the agreements.

         The agreements provide for minimum base monthly salaries of $8,333.33 and $6,000 for Messrs. Sizemore and Serrone, respectively, plus other benefits and incentive awards as determined by Torotel's board of directors. The agreements further provide that if a party's employment is terminated by Torotel prior to the expiration date, other than for cause, that party will receive a severance payment as follows: a lump sum severance payment in the amount of twelve (12) times the monthly base salary if the termination without cause occurs during the first two years of the agreement; a lump sum severance payment in the amount of six (6) times the monthly base salary if the termination without cause occurs during the third year of the agreement. The agreements also provide for a restrictive covenant of non-competition for a period of two years following termination of employment.


       REPORT OF THE BOARD OF DIRECTORS IN ITS ROLE AS THE AUDIT COMMITTEE

         The following is the report of the Board of Directors, in its role as the Audit Committee, with respect to the Corporation's audited financial statements for the fiscal year ended April 30, 2002. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Corporation specifically incorporates by reference in such filing.

AUDITED FINANCIAL STATEMENTS

         H. James Serrone, Dale H. Sizemore, Jr., and Richard A. Sizemore, whom comprise the entire Board of Directors, have reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2002, with the Corporation's management and Grant Thornton LLP, the Corporation's independent accountants. The Board of Directors has also discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61.

         The Board of Directors has also received and reviewed the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, and has discussed their independence with Grant Thornton LLP.

         Based on the reviews and discussions referred to above, the Board of Directors recommended that the financial statements referred to above be included in the Corporation's annual report on Form 10-KSB for the fiscal year ended April 30, 2002.


Dale H. Sizemore, Jr. (Chairman)
H. James Serrone
Richard A. Sizemore


                    FEES PAID TO THE INDEPENDENT ACCOUNTANTS

AUDIT FEES

         Grant Thornton LLP billed the Corporation aggregate fees of $46,250 for professional services rendered for the audit of the Corporation's annual consolidated financial statements for the fiscal year ended April 30, 2002, and for reviews of the consolidated financial statements included in the Corporation's quarterly reports on Form 10-QSB for the first three quarters of fiscal 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         None.

ALL OTHER FEES

         Grant Thornton LLP billed the Corporation aggregate fees of $13,823 for other professional services rendered in fiscal 2002, including professional services in connection with tax preparation, tax consultation, statutory filings and other consulting services.

         The Board of Directors has considered whether the provision by Grant Thornton LLP of the non-audit services listed above is compatible with maintaining Grant Thornton LLP's independence.


                                  OTHER MATTERS

OTHER BUSINESS

         The Board of Directors knows of no other business to be transacted at the Meeting. If any other business is properly brought before the Meeting, the persons named in the enclosed Proxy or their substitutes will vote in accordance with their best judgment on such matters.

AVAILABILITY OF ACCOUNTANTS

         The Board of Directors has appointed Grant Thornton LLP as the Corporation's principal accountants for the fiscal year ending April 30, 2003. Representatives of Grant Thornton LLP are expected to be present at the Meeting. An opportunity will be provided for the representatives to make a statement, if they desire to do so, and to respond to appropriate shareholder questions.

DEADLINE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS

         Proposals of shareholders of the Corporation which are intended to be presented by the Corporation at the Corporation's 2003 annual meeting of shareholders must be received by the Corporation no later than May 15, 2003, so that they may be included in the Proxy Statement relating to that meeting.

         Notice of shareholder proposals to be acted on at the Corporation's 2003 annual meeting that the shareholder does not seek to include in the Corporation's Proxy Statement pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act that are received by the Corporation after August 1, 2003, will be considered untimely.

GENERAL

         In order that your shares may be represented if you do not plan to attend the Meeting, and in order to assure the required quorum and voting, please sign, date and return the enclosed Proxy promptly.


                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/  H. James Serrone


                                      H. James Serrone
                                      Secretary of the Corporation

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  TOROTEL, INC.
                             13402 SOUTH 71 HIGHWAY
                               GRANDVIEW, MO 64030

         The undersigned hereby appoints Harold E. Norem and H. James Serrone, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Torotel, Inc. held of record by the undersigned on August 2, 2002, at the Annual Meeting of Shareholders to be held on September 16, 2002, and any adjournments thereof.

1.  ELECTION OF DIRECTORS:

    FOR all nominees listed below.       WITHHOLD AUTHORITY to vote for (except
     as marked to the contrary below)     all nominees listed below.

 H. JAMES SERRONE (  )  DALE H. SIZEMORE, JR. (  )   RICHARD A. SIZEMORE (  )

INSTRUCTION: A checkmark in the box before "FOR all nominees" gives the Proxies full voting authority. A checkmark in the box before "WITHHOLD AUTHORITY" precludes the Proxies voting on nominees. TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE. UNLESS YOU INDICATE OTHERWISE, THE PROXIES WILL CUMULATE YOUR VOTES AND DISTRIBUTE THEM AMONG THE NOMINEES IN THEIR DISCRETION. If you do not wish to distribute your cumulative votes equally among the nominees (refer to enclosed Proxy Statement), please indicate the number of votes to be cast for each nominee on your behalf following that nominee's name. Please note that you are allowed that number of votes which is equal to the number of shares owned by you multiplied by three (3).

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. In addition, in the event a nominee named herein is unable to serve, or for good cause will not serve, the Proxies are authorized to vote for the election of any other person as a director.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


DATED THIS _____ DAY OF ___________, 2002.       ______________________________
                                                           SIGNATURE



                                                  _____________________________
                                                      SIGNATURE IF HELD JOINTLY


Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or any similar representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. When stock is held by joint tenants, both must sign.